EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Richard Goldenberg, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of EVCI Career Colleges Holding Corp. on Form 10-KSB for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such report fairly presents in all material respects the financial condition and results of operations of EVCI Career Colleges Holding Corp.


Dated: March  23, 2005                                   /s/ Richard Goldenberg
                                                         -----------------------
                                                         Richard Goldenberg
                                                         Chief Financial Officer